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                                                                   EXHIBIT 10.17

                              AMENDMENT NUMBER TWO

                                       TO

                        STOP-LOSS REINSURANCE AGREEMENT

     WHEREAS, Odyssey Reinsurance Corporation (formerly known as Skandia America Reinsurance Corporation) and Skandia Insurance Company Ltd (publ) ("Skandia") entered into a Stop-Loss Reinsurance Agreement, effective December 31, 1995 (the "Agreement"); and

     WHEREAS, Skandia assigned its rights and obligations under the Agreement to ORC Re Limited (the "Retrocessionaire") pursuant to a Final Settlement Agreement entered into as of January 1, 1999; and

     WHEREAS, Odyssey Reinsurance Corporation and Retrocessionaire wish to amend the Agreement to reflect these changes,

     NOW, THEREFORE, in consideration of the mutual undertakings, agreements and covenants hereinafter set forth (in which the capitalized terms shall have the meanings set for in Article 1 of the Agreement, as amended hereby), Odyssey Reinsurance Corporation and the Retrocessionaire do hereby agree to the following:

     1. Section 2.3 of Article 2, "Reinsurance Ceded", of the Agreement is hereby amended to read in its entirety as follows:

          "2.3 Notwithstanding anything to the contrary contained in Section 2.2 hereof, when the cumulative Reinsurance Ceded exceeds $60.5 million, the Retrocessionaire will pay to the Company cash in an amount equal to the Reinsurance Ceded in excess of $60.5 million up to the Aggregate Limit."

     IN WITNESS WHEREOF, the parties hereto have agreed to and adopted this Amendment No. 2 to the Agreement this 24th day of January 2002.

                                          ODYSSEY REINSURANCE CORPORATION

                                          By:  /s/ ANTHONY J. NARCISO
                                            ------------------------------------

                                          ORC RE LIMITED

                                          By:  /s/
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